Exhibit 1.1
JOINT FILING AGREEMENT
February 25, 2021

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to (i) the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Class A common stock of Goosehead Insurance, Inc., par value $0.01 per share, and (ii) that this Joint Filing Agreement be included as an exhibit to such joint filing, provided that, as contemplated by Section 13d-1(k)(ii), no person shall be responsible for the completeness and accuracy of the information concerning the other persons making the filing unless such person knows or has reason to believe such information is inaccurate.

The Joint Filing Agreement may be executed in any number of counterparts all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

MARK E. JONES
By: _/s/ Mark E. Jones_____________

ROBYN JONES

By: _/s/ Mark E. Jones_______________

Name: Mark E. Jones
Title: Attorney-In-Fact

MARK E. JONES, JR.

By: _/s/ Mark E. Jones_______________

Name: Mark E. Jones
Title: Attorney-In-Fact

P. RYAN LANGSTON

By: _/s/ Mark E. Jones_______________

Name: Mark E. Jones
Title: Attorney-In-Fact

THE CP DESCENDANTS’ TRUST

By: _/s/ Mark E. Jones_______________

Name: Mark E. Jones
Title: Attorney-In-Fact

[Signature Page to Joint Filing Agreement]

JONES 2020 IRREVOCABLE TRUST

By: _/s/ Mark E. Jones______________

Name: Mark E. Jones
Title: Attorney-In-Fact

LINDY LANGSTON SPOUSAL LIFETIME ACCESS TRUST

By: _/s/ Mark E. Jones_____________

Name: Mark E. Jones
Title: Attorney-In-Fact

LANNI ROMNEY SPOUSAL LIFETIME ACCESS TRUST

By: _/s/ Mark E. Jones_______________

Name: Mark E. Jones
Title: Attorney-In-Fact

NATHAN ROMNEY

By: _/s/ Mark E. Jones_____________

Name: Mark E. Jones
Title: Attorney-In-Fact

[Signature Page to Joint Filing Agreement]

NATHAN ROMNEY 2021 FAMILY TRUST

By: _/s/ Mark E. Jones_____________

Name: Mark E. Jones
Title: Attorney-In-Fact

RYAN LANGSTON 2021 FAMILY TRUST

By: _/s/ Mark E. Jones_____________

Name: Mark E. Jones
Title: Attorney-In-Fact

SLJ DYNASTY TRUST

By: _/s/ Mark E. Jones_____________

Name: Mark E. Jones
Title: Attorney-In-Fact
[Signature Page to Joint Filing Agreement]